Dreyfus
Intermediate
Term Income Fund

ANNUAL REPORT
July 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Financial Futures

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            25   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                          Dreyfus Intermediate Term Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Intermediate Term Income Fund, covering the 12-month period from August 1, 1999 through July 31, 2000. Inside you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Tighter monetary policy adversely affected most, but not all, sectors of the bond market over the past year. This was primarily a result of efforts by the Federal Reserve Board (the "Fed") to forestall potential inflationary pressures. The Fed raised short-term interest rates five times during the reporting period, following one interest-rate hike implemented before the reporting period began. Since June 1999, the Fed has raised short-term interest rates a total of 1.75 percentage points.

Higher interest rates led to an erosion of most bond prices, especially among higher yielding securities such as corporate bonds. U.S. Treasury securities, however, represented a notable exception. These direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We  appreciate  your  confidence  over the past year and we look forward to your
continued   participation   in   Dreyfus   Intermediate   Term   Income   Fund.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

August 15, 2000




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Intermediate Term Income Fund perform during the period?

For the 12-month period ended July 31, 2000, the fund produced a total return of 9.05%.(1) The fund provided an income dividend of approximately $0.866 per share as well as a 30-day SEC yield of 7.17%. In comparison, the Merrill Lynch Domestic Master Index, the fund's benchmark, provided a total return of 5.93% for the same period.(2)

We are particularly pleased with the fund's performance relative to other funds in its peer group: for the most recent 12-month period, the fund ranked #1 out of 283 funds in the Lipper Intermediate Investment Grade Debt Funds category.(3)

We attribute the fund's strong performance to our management strategy in a rising interest-rate environment. First, we maintained a relatively short average effective duration -- a measure of sensitivity to changing interest rates -- in order to reduce the potential effects of interest-rate risk. Second, we focused on mortgage-backed securities and corporate securities issued by companies with good earnings.

What is the fund's investment approach?

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital. At least 65% of the fund must be invested in investment-grade fixed-income securities, including U.S. Government agency, corporate, mortgage- and asset-backed securities. Up to 35% of the fund may be invested in securities rated below investment grade, including emerging market securities.

When  choosing  investments  for  the  fund,  we  evaluate four primary factors

*The direction in which interest rates are likely to move under prevailing economic conditions. If interest rates appear to be rising, we generally reduce the fund's average duration to purchase higher
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

*The differences in yields -- or spreads -- between fixed-income securities of varying maturities.

*The  mix  of  security  types  within the fund, including relative exposure to
government   securities,   mortgage-backed  securities,  corporate  securities,
asset-backed securities and high yield bonds.

*Credit and cash flow characteristics of individual securities, including the financial health of the issuer and the callability of the security.

What other factors influenced the fund's performance?

When the reporting period began on August 1, 1999, it became apparent that the U.S. economy was growing more strongly than many analysts expected, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board raised short-term interest rates five times during the reporting period. In this rising interest-rate environment, we maintained an average duration that was substantially shorter than that of our benchmark and the average for our peer group. Using a "barbell" strategy emphasizing the short and long ends of our maturity range, this position enabled us to reduce the adverse effects of higher interest rates.

In addition, we attempted to maximize returns through our sector allocation strategy, which emphasized corporate bonds and mortgage-backed securities. This strategy helped us focus on securities that are primarily influenced by credit
considerations,   which   we   considered   favorable   in  a  strong  economy.
Mortgage-backed securities potentially can perform better in a rising interest-rate environment than other types of bonds because the risk that homeowners will refinance their mortgages is reduced. We particularly focused on commercial mortgages and non-agency residential mortgages, which are particularly sensitive to consumer credit- and real estate-related factors.

Our corporate bond holdings performed especially well because we invested mainly in bonds issued by energy and industrial companies which benefited from rising oil prices and strong earnings, respectively.


Although we had a smaller than average exposure to U.S. Government securities, our holdings of inflation-indexed U.S. Treasury bonds also benefited performance as inflation expectations rose over the past year. We also had little exposure to high yield and emerging market bonds, which tended to perform poorly.

What    is    the    fund's    current    strategy?

We have continued to maintain a relatively short average duration and an emphasis on securities that are more likely to respond to credit-related forces than inflation-related ones. As of July 31, the fund's average effective duration was 4.54 years, compared to 4.9 years for its benchmark, the Merrill Lynch Domestic Master Index.(4)

In addition, we believe that the current economic and market environments should support consistent corporate earnings, making corporate bonds attractive. At the same time, a strong economy may continue to allow the federal government to maintain a budget surplus and reduce issuance of U.S. Treasury debt, which could create greater demand for investment-grade corporate bonds, in our opinion.

Accordingly, as of July 31, 2000, the portfolio was composed of 6.0% Treasury and agency securities, 37.8% corporate bonds and notes, 44.0% mortgage-backed securities and 12.2% asset-backed securities. In comparison, the fund's benchmark had the following composition: 19.8% corporate bonds, 12.8% U.S. Government agency securities, 32.2% mortgage-backed and asset-backed securities and 35.2% U.S. Treasury securities.(5)

 August 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

(3)   SOURCE: LIPPER INC.

(4)   SOURCE: BLOOMBERG L.P.

(5)   SOURCE: BLOOMBERG L.P.

                                                             The Fund

FUND PERFORMANCE

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN DREYFUS INTERMEDIATE TERM INCOME FUND AND THE
MERRILL LYNCH DOMESTIC MASTER INDEX

EXHIBIT A:

             MERRILL         DREYFUS
              LYNCH       INTERMEDIATE
             DOMESTIC         TERM
             MASTER          INCOME
  PERIOD     INDEX *          FUND

  2/2/96     10,000          10,000
 7/31/96      9,843          10,151
 7/31/97     10,905          11,846
 7/31/98     11,775          13,141
 7/31/99     12,064          13,690
 7/31/00     12,779          14,929

* Source: Bloomberg L.P.


Comparison of change in value of $10,000 investment in Dreyfus Intermediate Term
Income Fund and the Merrill Lynch Domestic Master Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 7/31/00

                                                                Inception                                           From
                                                                  Date                    1 Year                  Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                             2/2/96                    9.05%                    9.31%

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INTERMEDIATE TERM INCOME FUND ON 2/2/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH DOMESTIC MASTER INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN DEBT SECURITIES AND SECURITIES WITH DEBT-LIKE CHARACTERISTICS OF DOMESTIC AND FOREIGN ISSUERS AND MAINTAINS A DOLLAR-WEIGHTED AVERAGE MATURITY RANGING BETWEEN FIVE AND TEN YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

July 31, 2000

                                                                                               Principal

BONDS AND NOTES--117.3%                                                                        Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--.4%

Pegasus Aviation Lease Securitization,

   Asset-Backed Ctfs.,

   Ser. 2000-1, Cl. A1, 7.245%, 2015                                                            246,346  (b,c)           246,192

AIRLINES--4.2%

Delta Air Lines,

   Notes, 7.9%, 2009                                                                          1,194,000                1,128,279

US Airways Pass-Through Trust,

   Pass-Through Ctfs.,

   Ser. 2000-2G, Cl. G, 8.02%, 2019                                                           1,415,000                1,414,558

                                                                                                                       2,542,837

ASSET-BACKED CTFS.--5.4%

Conseco Finance Securitizations:

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                              500,000                  499,113

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                             500,000                  505,158

Fidelity Equipment Lease Trust,

   Ser. 1999-2, Cl. A3, 6.96%, 2004                                                             900,000  (b)             893,813

Inner Harbor CBO,

   Ser. 1999-1, Cl. B2, 13.667%, 2012                                                           290,000  (b)             284,381

Nomura Depositor Trust,

   Ser. 1998-ST1, Cl. B2, 10.876%, 2003                                                         750,000  (b,c)           696,094

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                            400,000                  384,742

                                                                                                                       3,263,301

ASSET-BACKED CTFS./AUTOMOBILE RECEIVABLES--2.5%

Flagship Auto Receivables Owner Trust,

   Ser. 1999-2, Cl. A3, 6.835%, 2004                                                          1,000,000                  996,475

WFS Financial Owner Trust,

   Ser. 2000-A, Cl. A4, 7.41%, 2007                                                             500,000                  507,193

                                                                                                                       1,503,668

ASSET-BACKED CTFS./HOME EQUITY LOANS--2.5%

Advanta Mortgage Loan Trust,

   Ser. 2000-1, Cl. A6, 8.3%, 2029                                                            1,000,000                1,025,156

Residential Asset Securities,

   Ser. 1999-KS1, Cl. AI8, 6.32%, 2030                                                          500,000                  467,188

                                                                                                                       1,492,344

AUTO TRUCKS & PARTS--.4%

American Axle & Manufacturing,

   Sr. Sub. Notes, 9.75%, 2009                                                                  272,000                  259,080

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE TELEVISION--1.7%

CSC Holdings,

   Deb., 8.125%, 2009                                                                           550,000                  540,856

Viacom,

   Gtd. Sr. Notes, 7.7%, 2010                                                                   510,000                  509,291

                                                                                                                       1,050,147

CHEMICALS--.8%

ICI Wilmington,

   Gtd. Notes, 7.05%, 2007                                                                      500,000                  465,712

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--11.3%

COMM,

   Ser. 2000-FL2A, Cl. E, 7.616%, 2003                                                        1,100,000  (b,c)         1,099,484

CS First Boston Mortgage Securities:

   Ser. 1999-C1, Cl. A2, 7.29%, 2009                                                          2,500,000                2,460,832

   Ser. 2000-C1, Cl. A1, 7.325%, 2008                                                         1,000,000                1,000,000

DLJ Mortgage Acceptance,

   Ser. 1998-ST1A, Cl. B3, 8.69%, 2000                                                          750,000  (b,c)           744,375

Structured Asset Securities, REMIC,

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          1,000,000  (b)             742,952

Trizechahn Office Properties Trust,

   Ser. 1999-TOPA, Cl. D, 7.826%, 2007                                                          800,000  (b,c)           800,000

                                                                                                                       6,847,643

CONSUMER DURABLES--.7%

Sleepmaster, Ser. B,

   Sr. Sub. Notes, 11%, 2009                                                                    465,000                  439,425

ELECTRONICS--.9%

Flextronics International,

   Sr. Sub. Notes, 9.875%, 2010                                                                 515,000  (b)             526,587

FINANCE--5.4%

Bear Stearns,

   Notes, 7.625%, 2009                                                                          633,000                  612,328

Bombardier Capital,

   Notes, 7.5%, 2004                                                                          1,000,000  (b)             993,924

DLJ,

   Medium-Term Notes, .4%, 2000                                                               1,000,000  (b)           1,053,555

Ford Motor Credit,

   Notes, 7.375%, 2009                                                                          600,000                  585,366

                                                                                                                       3,245,173

FOOD RETAILING--1.2%

Fred Meyer,

   Bonds, 7.375%, 2005                                                                          750,000                  734,079



                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL--5.3%

Federative Republic of Brazil:

   Floating Rate Notes, 7.438%, 2009                                                            305,000  (c)             258,869

   Sr. Notes, 11.25%, 2007                                                                    1,825,000                1,742,875

Republic of Argentina:

   Deb., 11.25%, 2004                                                                            33,100                   32,521

   Ser. B, Notes, 0%, 2001                                                                    1,000,000                  947,500

Republic of Poland,

   Bonds, 3.5%, 2024                                                                            325,000  (c)             201,906

                                                                                                                       3,183,671

INDUSTRIAL--1.3%

Corning,

   Notes, 6.25%, 2010                                                             EUR           860,000  (b)             794,276

INSURANCE--3.5%

Everest Reinsurance Holdings,

   Sr. Notes, 8.75%, 2010                                                                       675,000                  691,142

Hartford Financial Services Group,

   Sr. Notes, 7.9%, 2010                                                                        750,000                  751,868

MONY Group,

   Sr. Notes, 8.35%, 2010                                                                       695,000                  692,418

                                                                                                                       2,135,428

MEDIA/ENTERTAINMENT--.8%

Clear Channel Communications,

   Conv. Sub. Deb., 2.625%, 2003                                                                375,000                  489,844

OIL & GAS--2.4%

Ocean Energy, Ser. B,

   Sr. Sub. Notes, 8.875%, 2007                                                                 400,000                  401,000

Petroleos Mexicanos, Ser. P,

   Sr. Notes, 9.5%, 2006                                                                        450,000  (d)             462,375

Yosemite Securities Trust I,

   Deb., 8.25%, 2004                                                                            600,000  (b)             603,061

                                                                                                                       1,466,436

PHARMACEUTICAL--.8%

CVS,

   Notes, 5.5%, 2004                                                                            500,000                  472,784

REAL ESTATE--4.9%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                            1,900,000                1,759,427

Spieker Properties,

   Deb., 7.35%, 2017                                                                            800,000                  707,556

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE (CONTINUED)

Tanger Properties,

   Notes, 8.75%, 2001                                                                           500,000                  494,135

                                                                                                                       2,961,118

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--10.1%

Chase Mortgage Finance Trust, REMIC,

   Ser. 1999-S13, Cl. B3, 6.5%, 2014                                                            507,492  (b)             413,800

Countrywide Funding,

   Ser. 1994-8, Cl. B2, 6%, 2009                                                                623,213  (b)             535,790

Norwest Asset Securities, REMIC:

   Ser. 1998-13, Cl. B3, 6.25%, 2028                                                            732,900                  666,776

   Ser. 1999-22, Cl. B4, 6.5%, 2014                                                             384,895  (b)             309,319

   Ser. 1999-27, Cl. B4, 6.75%, 2014                                                            293,007  (b)             237,388

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                               578,021  (b)             522,296

PNC Mortgage Acceptance,

   Ser. 2000-C1, Cl. A2, 7.61%, 2010                                                            750,000                  754,102

Residential Funding Mortgage Securities I, REMIC:

   Ser. 1997-S10, Cl. B2, 7%, 2012                                                              268,308  (b)             207,982

   Ser. 1997-S16, Cl. M3, 6.75%, 2012                                                           678,636                  639,665

   Ser. 1998-S1, Cl. M3, 6.5%, 2013                                                             503,849                  469,825

   Ser. 1998-S7, Cl. B1, 6.5%, 2013                                                             460,707  (b)             386,271

   Ser. 1998-S16, Cl. B1, 6.5%, 2013                                                            281,587  (b)             235,000

Structured Asset Securities,

   REMIC, Ser. Greenpoint 1996-A,

   Cl. B3, 8.348%, 2027                                                                         680,641  (c)             709,568

                                                                                                                       6,087,782

RESTAURANTS--1.5%

Tricon Global Restaurants,

   Sr. Notes, 7.45%, 2005                                                                       945,000                  888,136

RETAIL--.6%

Saks,

   Gtd. Sr. Notes, 8.25%, 2008                                                                  500,000                  402,785

RETAIL TRADE/BUILDING MATERIAL--.7%

Lowe's Cos.,

   Notes, 8.25%, 2010                                                                           448,000                  460,030

SOFTWARE--1.1%

Computer Associates International, Ser. B,

   Sr. Notes, 6.375%, 2005                                                                      741,000                  677,575

TELECOMMUNICATIONS--3.5%

Cable & Wireless Optus Finance Property,

   Gtd. Notes, 8%, 2010                                                                       1,250,000  (b)           1,238,275


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Deutsche Telekom International Finance,

   Notes, 8%, 2010                                                                              625,000                  629,598

TeleCorp PCS,

   Sr. Sub. Notes, 10.625%, 2010                                                                240,000  (b)             243,600

                                                                                                                       2,111,473

TELECOMMUNICATION/CARRIERS--.8%

Qwest Communications International, Ser. B,

   Sr. Discount Notes, 0/8.29%, 2008                                                            570,000  (e)             461,825

TRANSPORTATION--.4%

Terminal Railroad Association,

   First Mortgage, 4%, 2019                                                                     345,000                  255,893

U. S. GOVERNMENT--6.7%

U. S. Treasury Bonds:

   5.25%, 2/15/2029                                                                             355,000                  320,608

   6.125%, 8/15/2029                                                                          1,017,000                1,046,869

   8.125%, 8/15/2021                                                                          1,045,000                1,291,881

U. S. Treasury Inflation Protection Securities:

   3.625%, 7/15/2002                                                                          1,000,000  (f)           1,065,746

   3.875%, 4/15/2029                                                                            310,000  (f)             324,689

                                                                                                                       4,049,793

U. S. GOVERNMENT AGENCIES--.3%

Federal National Mortgage Association,

   Bonds, 7.25%, 5/15/2030                                                                      170,000                  175,128

U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--32.5%

Federal Home Loan Mortgage Corp.:

   7.5%                                                                                       2,500,000  (g)           2,467,175

   Multiclass Mortgage Participation Ctfs., REMIC

      (Interest Only Obligation):

         Ser. 1499, Cl. E, 7%, 4/15/2023                                                      1,714,285  (h)             916,782

         Ser. 1610, Cl. PW, 6.5%, 4/15/2022                                                   1,867,492  (h)             427,207

         Ser. 2067, Cl. PI, 6.5%, 1/15/2024                                                   2,492,807  (h)             740,563

Federal National Mortgage Association,

   7.5%                                                                                       2,550,000  (g)           2,516,519

Government National Mortgage Association I,

  Project Loans:

      6.5%, 9/15/2033                                                                         2,960,718                2,738,808

      6.625%, 7/15/2033                                                                         394,132                  371,900

Government National Mortgage Association II,

  Adjustable Rate Mortgage:

      6%, 7/20/2030                                                                             999,900                  979,582

      6.5%, 7/20/2030                                                                           499,950                  495,105

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association II,

  Adjustable Rate Mortgage (continued):

      7.5%                                                                                      314,000  (g)             310,075

      8%                                                                                      7,700,000  (g)           7,728,875

                                                                                                                      19,692,591

UTILITIES-TELEPHONE--.5%

AT&T Canada,

   Notes, 7.65%, 2006                                                                           300,000                  299,236

YANKEE--2.2%

Korea Development Bank,

   Notes, 6.625%, 2003                                                                        1,000,000                  968,479

Pemex Finance,

   Notes, Ser. 2000-1, Cl. A2, 7.8%, 2013                                                       350,000  (b)             355,623

                                                                                                                       1,324,102

TOTAL BONDS AND NOTES

   (cost $70,944,288)                                                                                                 71,006,094
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.3%                                                                               Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING;

Spanish Broadcasting System, Cl. A

   (cost $75,000)                                                                                16,050  (b,i)           182,569
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.5%
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS;

Global Crossing,

  Cum. Conv., $17.50

   (cost $371,232)                                                                                1,856                  320,160


                                                                                               Principal

SHORT-TERM INVESTMENTS--4.3%                                                                   Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--4.0%

Dow Chemical,

   6.65%, 8/1/2000                                                                            1,000,000                1,000,000

Household Finance,

   6.63%, 8/1/2000                                                                            1,415,000                1,415,000

                                                                                                                       2,415,000

U. S. TREASURY BILLS--.3%

   5.96%, 8/10/2000                                                                               5,000  (j)               4,993

   5.96%, 9/7/2000                                                                              152,000  (j)             151,065

   5.968%, 10/19/2000                                                                            20,000  (j)              19,738

                                                                                                                         175,796

TOTAL SHORT-TERM INVESTMENTS

   (cost $2,590,799)                                                                                                   2,590,796
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $73,981,319)                                                                            122.4%               74,099,619

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (22.4%)             (13,558,719)

NET ASSETS                                                                                       100.0%               60,540,900

(a)  PRINCIPAL AMOUNT WILL BE IN U.S. DOLLARS UNLESS OTHERWISE NOTED. EUR--EUROS

(b)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JULY 31, 2000,
     THESE SECURITIES AMOUNTED TO $13,247,124 OR 21.9% OF NET ASSETS.

(c)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(d)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
     MATURITY IS 9/15/2027.

(e)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(f)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(g)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(h)  NOTIONAL FACE AMOUNT SHOWN.

(i)  NON-INCOME PRODUCING.

(j)  HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

July 31, 2000

                                                                                                                         Unrealized

                                                                   Market Value                                        Appreciation

                                                                     Covered by                                       (Depreciation)

                                            Contracts              Contracts ($)                Expiration         at 7/31/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U. S. Government Agency

     10 year Notes                                 55                  5,085,781            September 2000                  112,375

U. S. Treasury 30 year Bonds                       18                  1,775,250            September 2000                   22,219

FINANCIAL FUTURES SHORT

U. S. Treasury 5 year Notes                        54                  5,356,969            September 2000                 (70,055)

U. S. Treasury 10 year Notes                      114                 11,273,531            September 2000                 (48,031)

                                                                                                                            16,508

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

July 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  73,981,319  74,099,619

Cash                                                                     87,678

Receivable for investment securities sold                             3,476,406

Interest receivable                                                     774,134

Receivable for shares of Common Stock subscribed                        221,381

Paydowns receivable                                                       8,259

Prepaid expenses and other assets                                         7,571

                                                                     78,675,048
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            24,176

Payable for investment securities purchased                          17,902,404

Payable for shares of Common Stock redeemed                             152,775

Payable for futures variation margin--Note 4(a)                          10,063

Accrued expenses                                                         44,730

                                                                     18,134,148
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       60,540,900
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      60,502,406

Accumulated net realized gain (loss) on investments and financial
  futures                                                              (95,873)

Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $16,508 net unrealized
  appreciation on financial futures)                                    134,367
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       60,540,900
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)       4,844,491

NET ASSET VALUE, offering and redemption price per share ($)              12.50

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended July 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                             3,409,843

Cash dividends                                                         153,945

TOTAL INCOME                                                         3,563,788

EXPENSES:

Management fee--Note 3(a)                                              257,165

Shareholder servicing costs--Note 3(b)                                 164,269

Prospectus and shareholders' reports                                    27,959

Registration fees                                                       25,571

Auditing fees                                                           20,833

Custodian fees--Note 3(b)                                               17,098

Directors' fees and expenses--Note 3(c)                                  4,328

Legal fees                                                               3,892

Interest expense--Note 2                                                 2,127

Miscellaneous                                                            6,027

TOTAL EXPENSES                                                         529,269

Less--reduction in management fee due to
  undertaking--Note 3(a)                                             (223,220)

NET EXPENSES                                                           306,049

INVESTMENT INCOME--NET                                               3,257,739
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                     64,843

  Short sale transactions                                              (1,555)

Net realized gain (loss) on financial futures                           66,873

NET REALIZED GAIN (LOSS)                                               130,161

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions [including ($86,789) net
  unrealized (depreciation) on financial futures]                      786,451

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 916,612

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,174,351

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended July 31,
                                                --------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,257,739           1,943,814

Net realized gain (loss) on investments           130,161             338,665

Net unrealized appreciation (depreciation)
    on investments                                786,451          (1,142,922)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,174,351           1,139,557
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (3,278,038)          (1,950,844)

Net realized gain on investments                (479,969)          (1,161,459)

TOTAL DIVIDENDS                               (3,758,007)          (3,112,303)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  39,777,466          27,727,923

Dividends reinvested                            2,420,396           1,974,470

Cost of shares redeemed                      (19,904,612)         (12,874,875)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 22,293,250           16,827,518

TOTAL INCREASE (DECREASE) IN NET ASSETS       22,709,594           14,854,772
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            37,831,306           22,976,534

END OF PERIOD                                  60,540,900           37,831,306

Undistributed investment income--net                   --               20,299
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,220,637            2,185,703

Shares issued for dividends reinvested            196,432              157,408

Shares redeemed                                (1,615,504)          (1,017,204)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,801,565            1,325,907

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                            Year Ended July 31,
                                                                 -------------------------------------------------------------------

                                                                 2000           1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.43          13.38         13.23          12.22         12.50

Investment Operations:

Investment income--net                                            .86            .87           .91            .95           .46

Net realized and unrealized
   gain (loss) on investments                                     .22           (.36)          .47           1.01          (.28)

Total from Investment Operations                                 1.08            .51          1.38           1.96           .18

Distributions:

Dividends from investment income--net                            (.87)          (.88)         (.89)          (.95)         (.46)

Dividends from net realized
   gain on investments                                           (.14)          (.58)         (.34)            --            --

Total Distributions                                             (1.01)         (1.46)        (1.23)          (.95)         (.46)

Net asset value, end of period                                  12.50          12.43         13.38          13.23         12.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 9.05           4.18         10.93          16.70        3.05(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                             .65            .65           .80            .52            --

Ratio of interest expense to
   average net assets                                             .00(c)         .08           .34            .06            --

Ratio of net investment income
   to average net assets                                         6.95           6.79          6.81           7.45        7.70(b)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .48            .51           .49            .98        2.50(b)

Portfolio Turnover Rate                                        566.57         166.80        170.52         321.59      139.38(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          60,541         37,831        22,977         21,944         9,756

(a) FROM FEBRUARY 2, 1996 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1996.

(b) ANNUALIZED.

(c) AMOUNT REPRESENTS LESS THAN .01%.

(d) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Intermediate Term Income Fund (the "fund") is a separate diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolios' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities
transactions    are    recorded    on    the    identified    cost    basis.

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended July 31, 2000 was approximately $36,900, with a related weighted average annualized interest rate of 5.77%.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken through July 31, 2000, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses exceeded .65 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $223,220 during the period ended July 31, 2000.

(b) Under the Shareholder Services Plan, the fund pays the distributor at the annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2000, the fund was charged $116,893 pursuant to the Shareholder Services Plan, of which $54,827 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2000, the fund was charged $34,495 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2000, the fund was charged $17,098 pursuant to the custody agreement.


(c) Each director who is not an "affiliated person," as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 4, 2000, each Board member who is not an "affiliated person" as designed in the Act receives an annual fee of $45,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended July 31, 2000:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       319,975,683          292,249,185

Short sale transactions                   1,357,867            1,356,312

     TOTAL                              321,333,550          293,605,497

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial mar-
                                                                        The Fund

gin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 2000 are set forth in the Statement of Financial Futures.

(b) At July 31, 2000, accumulated net unrealized appreciation on investments and
financial   futures  was  $134,808,  consisting  of  $907,081  gross  unrealized appreciation and $772,273 gross unrealized depreciation.

At July 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Intermediate Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Intermediate Term Income Fund (one of the series constituting Dreyfus Investment Grade Bond Funds, Inc.), as of July 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of July 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Intermediate Term Income Fund at July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                  Ernst & Young LLP
                                                  Signature logo


New York, New York

September 7, 2000

                                                             The Fund


                                                           For More Information

                        Dreyfus
                        Intermediate Term Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   082AR007